SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         November 4, 2013

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 NEW GLOBAL ENERGY, INC.

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(Exact name of registrant as specified in its charter)

    WYOMING             333-179669  45-4349842

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(State or other jurisdiction          (Commission              (IRS Employer

of incorporation)                     File Number)           Identification No.)

109 East 17th Street,  Suite 4217,   Cheyenne, WY        82001

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(Address of principal executive offices)                                                       (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (307)  633-9192

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Section 8.01   Other Information

A non-binding memorandum of understanding (“MOU”) has been entered into between New Global Energy, Inc. a Wyoming corporation (the “Company”) and Global Energy Technology Group, Inc. a Nevada corporation (“GETG”).  It sets forth certain terms of a proposed transaction (the “Proposed Transaction”) between the parties thereto on the date of November 2, 2013.

The Company proposes an acquisition, merger, or combination in a tax free exchange (the “Merger”)  with GETG. The Merger shall include an exchange of one-hundred percent (100%) of GETG shares for common shares of NGEY (the “Exchange”).

The Company will be the surviving entity (the “Surviving Entity”) of the Merger. The Surviving Entity will be domiciled in the state of Wyoming.   The Parties mutually agree that a pre-money valuation (the “Pre-Money Valuation”) and a post-money valuation (the “Post-Money Valuation”) will be established for the Proposed Public Transaction.

The Parties mutually agree that the Pre-Money valuation is net of any debt, financial encumbrances, or other contingent obligations that would reduce net book value (equity) (the “Net Book Value (Equity)”), as in accordance with generally accepted accounting principles.  The Post-Money Valuation will include a number of common shares (the “Post-Money Common Shares”) to be outstanding “Post Merger,” with the total amount subject to the total Post-Money Valuation.    The agreement is subject to a vote of the shareholders of both the Company and GETG.

Forward-Looking Information:

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company's operations or strategy. These forward-looking statements are based on management's current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently available information, such as market and industry materials, experts' reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the Merger may not be consummated in a timely manner, if at all; (2) the merger agreement may be terminated in circumstances that require the Company to pay a termination fee or reimburse certain expenses; (3) the diversion of management's attention from the Company's ongoing business operations; (4) the ability of the Company to retain and hire key personnel;  (5) the effect of the announcement of the Merger on the Company's business relationships, operating results and business generally; (6) competitive responses to the proposed Merger; and (7) the failure to obtain the requisite approvals to the Merger, such as stockholder approval.   The Company expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Important Information

In connection with the Merger, the Company has filed or intends to file relevant materials with the SEC, including a preliminary proxy and the Proxy Statement or information  statement as applicable . INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The Proxy or Information Statement will been mailed to the shareholders of the Company. The preliminary proxy statement, the Proxy Statement or Information Statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company's web site, www.newglobalenergy.net , or by contacting Investor Relations by phone at 307 633 9192  or by mail at 109 East 17th Street, Suite 4217, Cheyenne, WY 82001.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 4, 2013

New Global Energy, Inc.

/s/  Perry Douglas West

By:   Perry Douglas West, CEO

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